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                                                                    EXHIBIT 99.1

                         Consent of G. STEVEN BURRILL

        The undersigned hereby consents to being named in Amendment No. 2 to the Registration Statement (Form SB-2, No. 333-25445) as a person who is about to become a director of DepoMed, Inc.


                                        /s/ G. STEVEN BURRILL